SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 30, 2000

                                -----------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-15159
                                (SEC File Number)

                                   93-0780536
                        (IRS Employer Identification No.)

           One Airport Center
           7700 N.E. Ambassador Place
           Portland, Oregon                                          97220
           (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

Item 9.  Regulation FD Disclosure.

               Rentrak Corporation ("Rentrak") is furnishing this report on Form 8-K pursuant to Regulation FD in connection with its distribution of a letter to shareholders from its Chairman and Chief Executive Officer, Paul A. Rosenbaum, on November 30, 2000, included as Exhibit 99.1 to this report.

               The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

               Certain information included in the exhibit to this report constitutes forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements are identified by the use of forward-looking words such as "may," "will," "expects," "intends," "anticipates," "estimates," or "continues" or the negative thereof or variations thereon or comparable terminology. The following factors are among the factors that could cause actual results to differ materially from the forward-looking statements: Rentrak's ability to continue to market the Pay Per Transaction ("PPT") System successfully, the financial stability of participating retailers and their performance of their obligations under the PPT System, nonrenewal or early termination of Rentrak's line of credit; business conditions and growth in the video industry and general economic conditions, both domestic and international; competitive factors, including increased competition, expansion of revenue sharing programs other than the PPT System by program suppliers, new technology and the continued availability of prerecorded videocassettes from program suppliers. We refer you to the documents that Rentrak files from time to time with the Securities and Exchange Commission, such as Rentrak's Forms 10-Q and 10-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the information in this report (including the exhibit).

               Rentrak does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Rentrak's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RENTRAK CORPORATION


Dated: November 30, 2000            By:   /s/ Mark L. Thoenes
                                         ---------------------------------------
                                            Mark L. Thoenes
                                            Chief Financial Officer

                                  EXHIBIT INDEX


99.1    Letter to shareholders dated November 30, 2000.